                                                                    EXHIBIT 99.2

NEWS BULLETIN
     FROM:                               RE:     Boston Properties, Inc.
                                                 800 Boylston Street, Suite 400
[LETTERHEAD OF BSMG WORLDWIDE]                   Boston, Ma  02199
                                                 (NYSE: BXP)
--------------------------------------------------------------------------------


     AT THE COMPANY                 AT THE FINANCIAL RELATIONS BOARD
     --------------                 --------------------------------
     Elaine Quinlan                 Marilynn Meek- General Info. (212) 661-8030
     Investor Relations             Claire Koeneman - Analyst (312) 266-7800
     (617) 236-3300                 Judith Sylk-Siegel - Media (212) 661-8030


                        BOSTON PROPERTIES, INC. ANNOUNCES
                        ---------------------------------
                           FIRST QUARTER 2001 RESULTS
                           --------------------------

        Reports diluted FFO per share of $0.85 before non-cash accounting charge related to FAS 133 of ($0.02) per share

BOSTON, MA, April 24, 2001 - Boston Properties, Inc. (NYSE: BXP) today reported results for the first quarter ended March 31, 2001.

Funds from Operations (FFO) for the quarter ended March 31, 2001 were $79.2 million, or $0.89 per share basic and $0.85 per share diluted before a non-cash accounting charge of approximately ($0.02) per share on a diluted basis related to the application of FAS 133, "Accounting for Derivative Instruments and Hedging Activities" for the quarter ended March 31, 2001. The FAS 133 charge relates to the change in fair value during the quarter for certain interest rate protection contracts and other derivatives. This compares to FFO of $54.6 million, or $0.80 per share basic and $0.78 per share diluted for the quarter ended March 31, 2000. This represents a 9.0% year to year increase in diluted FFO per share excluding the charge related to FAS 133. FFO including the charge for the application of FAS 133 was $0.87 per share basic and $0.83 per share diluted for the quarter ended March 31, 2001. The weighted average amount of basic and diluted shares outstanding totaled 88,687,900 and 104,160,181, respectively, for the quarter ended March 31, 2001 and 67,942,675 and 81,380,969, respectively, for the same quarter last year.

Revenues were $233.5 million for the quarter ended March 31, 2001, compared to revenues of $210.3 million for the same period in 2000. Net income available to common shareholders for the quarter ended March 31, 2001 was $45.6 million, compared to $31.0 million for the same period in 2000. Income before gain on sale and cumulative effect of a change in accounting principle (related to the adoption of FAS 133) for the quarter ended March 31, 2001 was $0.54 per share basic and $0.52 per share diluted, compared to $0.46 per share basic and $0.45 per share diluted for the same period last year.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information submitted on Form 10-Q for the quarter ended March 31,

2001. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of March 31, 2001, the Company's portfolio consisted of 146 properties comprising more than 39.2 million square feet, including 15 properties under construction totaling 5.4 million square feet. The overall occupancy rate for the properties in service as of March 31, 2001 was 98.4%.

Additional highlights of the first quarter included:

 .    The acquisition of a significant interest in Skyline Holdings LLC. Skyline signed a contract on February 7, 2001 to acquire Citigroup Center in New York City from Dai-Ichi Life Investment Properties, Inc. The acquisition of Citigroup Center, a 1.6 million square foot building in Midtown Manhattan, is expected to close on April 25, 2001.
 .    The acquisition of a 4.3 acre site known as 77 Fourth Avenue in Waltham,
     Massachusetts for approximately $13.0 million on February 13, 2001. The site is expected to support a development of 202,000 square feet.
 .    The disposition of 25-33 Dartmouth Street, an industrial building totaling
     78,045 square feet, on March 30, 2001 for net proceeds of approximately $6.6 million. The property was sold using a like-kind exchange technique with the acquisition of a parcel of land known as Crane Meadow in 2000.
 .    The closing of a construction loan secured by the Waltham Weston Corporate
     Center development in the amount of $70.0 million at a rate of LIBOR + 1.70% and maturing in February 2004.

Boston Properties will conduct a conference call tomorrow, April 25, 2001 at 9:30 AM (Eastern Time) to discuss the results of this year's first quarter. The number to call for this interactive teleconference is (888) 747-3510. A replay of the conference call will be available through May 1, 2001 by dialing
(888) 266-2086 and entering the passcode 5103224.

Additionally, a copy of Boston Properties' first quarter 2001 "Supplemental Operating and Financial Data" will be available on the Investor section of the company's website at http://www.bostonproperties.com. These materials are also
                     -------------------------------
available by contacting Investor Relations at 617-236-3300 or by written request to:

         Investor Relations
         Boston Properties
         800 Boylston Street
         Boston, MA 02199

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class-A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class-A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco

This press release contains forward-looking statements within the meaning of the Federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants' financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, regulatory changes and other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                             Financial tables follow

                             BOSTON PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                               Three months ended
                                                                                                    March 31,
                                                                                        --------------------------------
                                                                                            2001                 2000
                                                                                        -----------           ----------
                                                                                          (unaudited and in thousands,
                                                                                          except for per share amounts)
Revenue
   Rental:
     Base rent                                                                          $   185,691          $   170,337
     Recoveries from tenants                                                                 26,178               23,336
     Parking and other                                                                       13,746               13,008
                                                                                        -----------          -----------
        Total rental revenue                                                                225,615              206,681
   Development and management services                                                        3,397                2,863
   Interest and other                                                                         4,444                  710
                                                                                        -----------          -----------
        Total revenue                                                                       233,456              210,254
                                                                                        -----------          -----------

Expenses
   Operating                                                                                 70,343               65,177
   General and administrative                                                                 9,950                7,408
   Interest                                                                                  47,853               55,215
   Depreciation and amortization                                                             34,740               32,231
                                                                                        -----------          -----------
        Total expenses                                                                      162,886              160,031
                                                                                        -----------          -----------
Income before net derivative losses (SFAS No. 133), minority interests
and joint venture income                                                                     70,570               50,223
Net derivative losses (SFAS No. 133)                                                         (3,055)                   -
Minority interest in property partnership                                                      (255)                (196)
Income from unconsolidated joint ventures                                                     1,127                  145
                                                                                        -----------          -----------
Income before minority interest in Operating Partnership                                     68,387               50,172
Minority interest in Operating Partnership                                                  (19,024)             (17,552)
                                                                                        -----------          -----------
Income before gain on sale of real estate                                                    49,363               32,620
Gain on sale of real estate, net of minority interest                                         4,654                    -
                                                                                        -----------          -----------
Income before cumulative effect of a change in accounting principle                          54,017               32,620
Cumulative effect of a change in accounting principle, net of minority interest              (6,767)                   -
                                                                                        -----------          -----------
Net income before preferred dividend                                                         47,250               32,620
Preferred dividend                                                                           (1,643)              (1,643)
                                                                                        -----------          -----------
Net income available to common shareholders                                             $    45,607          $    30,977
                                                                                        ===========          ===========
Basic earnings per share:
   Income before gain on sale and cumulative effect of a change in
   accounting principle                                                                 $      0.54          $      0.46
   Gain on sale, net of minority interest                                                      0.05                    -
   Cumulative effect of a change in accounting principle, net of minority
   interest                                                                                   (0.08)                   -
                                                                                        -----------          -----------
   Net income available to common shareholders                                          $      0.51          $      0.46
                                                                                        ===========          ===========
   Weighted average number of common shares outstanding                                      88,688               67,943
                                                                                        ===========          ===========
Diluted earnings per share:
   Income before gain on sale and cumulative effect of a change in
   accounting principle                                                                 $      0.52          $      0.45
   Gain on sale, net of minority interest                                                      0.05                    -
   Cumulative effect of a change in accounting principle, net of minority
   interest                                                                                   (0.07)                   -
                                                                                        -----------          -----------
   Net income available to common shareholders                                          $      0.50          $      0.45
                                                                                        ===========          ===========
   Weighted average number of common and common
     equivalent shares outstanding                                                           91,171               68,380
                                                                                        ===========          ===========

                             BOSTON PROPERTIES, INC.
                          CONSOLIDATED BALANCE SHEETS

                                                                                   March 31,               December 31,
                                                                                     2001                      2000
                                                                                 -----------              --------------
                                                                                 (unaudited)
                                                                                (in thousands, except for share amounts)
                                          ASSETS
                                          ------
Real estate:                                                                    $   6,284,655             $   6,112,779
   Less: accumulated depreciation                                                    (616,620)                 (586,719)
                                                                                --------------             -------------
      Total real estate                                                             5,668,035                 5,526,060

Cash and cash equivalents                                                             241,819                   280,957
Escrows                                                                                29,861                    85,561
Investments in securities                                                               6,060                     7,012
Tenant and other receivables, net                                                      24,443                    26,852
Accrued rental income, net                                                             97,657                    91,684
Deferred charges, net                                                                  76,209                    77,319
Prepaid expenses and other assets                                                      73,539                    41,154
Investments in unconsolidated joint ventures                                           92,456                    89,871
                                                                                --------------             -------------
      Total assets                                                              $   6,310,079              $  6,226,470
                                                                                ==============             =============
                            LIABILITIES AND STOCKHOLDERS' EQUITY
                            ------------------------------------
Liabilities:
   Mortgage notes and bonds payable                                             $   3,450,347              $  3,414,891
   Accounts payable and accrued expenses                                               58,542                    57,338
   Dividends and distributions payable                                                 71,917                    71,274
   Interest rate contracts                                                             19,774                         -
   Accrued interest payable                                                             8,127                     5,599
   Other liabilities                                                                   56,943                    51,926
                                                                                --------------             -------------
      Total liabilities                                                             3,665,650                 3,601,028
                                                                                --------------             -------------

Commitments and contingencies                                                               -                         -
                                                                                --------------             -------------
Minority interest in Operating Partnership                                            821,575                   877,715
                                                                                --------------             -------------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
   and outstanding                                                                    100,000                   100,000
                                                                                --------------             -------------
Stockholders' equity:
   Excess stock, $.01 par value, 150,000,000 shares
      authorized, none issued or outstanding                                                -                         -
   Common stock, $.01 par value, 250,000,000 shares
      authorized, 89,701,122 and 86,630,089 issued and
      outstanding in 2001 and 2000, respectively                                          897                       866
   Additional paid-in capital                                                       1,759,714                 1,673,349
   Dividends in excess of earnings                                                    (15,829)                  (13,895)
   Unearned compensation                                                               (2,531)                     (848)
   Accumulated other comprehensive loss                                               (19,397)                  (11,745)
                                                                                --------------             -------------
      Total stockholders' equity                                                    1,722,854                 1,647,727
                                                                                --------------             -------------
         Total liabilities and stockholders' equity                             $   6,310,079              $  6,226,470
                                                                                ==============             =============

                            BOSTON PROPERTIES, INC.
                             FUNDS FROM OPERATIONS
                          (unaudited and in thousands)

                                                                                           Three months ended
                                                                                                March 31,
                                                                                    --------------------------------
                                                                                        2001                 2000
                                                                                    --------------------------------
Income before net derivative losses (SFAS No. 133), minority interests
and joint venture income                                                            $   70,570            $   50,223

Add:
   Real estate depreciation and amortization                                            35,557                32,052
   Income from unconsolidated joint ventures                                             1,127                   145
Less:
   Net derivative losses (SFAS No. 133)                                                 (3,055)
   Minority property partnership's share
     of funds from operations                                                             (303)                 (224)
   Preferred dividends and distributions                                                (8,221)               (8,250)
                                                                                    -----------           -----------
Funds from operations                                                                   95,675                73,946
Add:
   Net derivative losses (SFAS No. 133)                                                  3,055                     -
                                                                                    -----------           -----------
Funds from operations before net derivative losses (SFAS No. 133)                   $   98,730            $   73,946
                                                                                    ===========           ===========
Funds from operations available to common shareholders
   before net derivative losses (SFAS No. 133)                                      $   79,201            $   54,641
                                                                                    ===========           ===========

Weighted average shares outstanding - basic                                             88,688                67,943
                                                                                    ===========           ===========
   FFO per share basic before net derivative losses (SFAS No. 133)                  $     0.89            $     0.80
                                                                                    ===========           ===========

Weighted average shares outstanding - diluted                                          104,160                81,381
                                                                                    ===========           ===========
   FFO per share diluted before net derivative losses (SFAS No. 133)                $     0.85            $     0.78
                                                                                    ===========           ===========
   FFO per share diluted after net derivative losses (SFAS No. 133)                 $     0.83            $     0.78
                                                                                    ===========           ===========

                             BOSTON PROPERTIES, INC
                               PORTFOLIO OCCUPANCY

                                                Occupancy by Location
                                       March 31, 2001       December 31, 2000
                                       --------------       -----------------
Greater Boston                                  98.8%                   99.3%
Greater Washington                              98.7%                   98.5%
Midtown Manhattan                               99.6%                   99.9%
Baltimore, MD                                   99.5%                   99.8%
Richmond, VA                                    99.6%                  100.0%
Princeton/East Brunswick, NJ                    98.4%                   98.7%
Greater San Francisco                           95.9%                   97.9%
Bucks County, PA                               100.0%                  100.0%
                                       --------------       -----------------
   Total Portfolio                              98.4%                   98.9%
                                       ==============       =================

                                                  Occupancy by Type
                                       March 31, 2001       December 31, 2000
                                       --------------       -----------------
Class A Office Portfolio                        98.7%                   99.0%
Office/Technical Portfolio                      98.5%                   98.0%
Industrial Portfolio                            88.0%                   95.9%
                                       --------------       -----------------
   Total Portfolio                              98.4%                   98.9%
                                       ==============       =================

                                      ###